                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-52880 on Form S-8.



                                        /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
March 26, 2001